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                                                                    EXHIBIT 99.5


                                November 5, 1997


Fairfield Communities, Inc.
11001 Executive Center Drive
Little Rock, Arkansas  72211


          Re:  Consent to Being Named in Registration Statement
               ------------------------------------------------


Gentlemen:

     Pursuant to Rule 438 of the Securities Act of 1933, as amended, I hereby consent to my being named as a person who is to become a member of the Board of Directors of Fairfield Communities, Inc. (the "Company") in the Company's Registration Statement on Form S-4.


                                        Sincerely,


                                        /s/ Ralph P. Muller
                                        -------------------
                                        Ralph P. Muller